United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

CADRE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40698	38-3873146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13386 International Pkwy
Jacksonville, Florida	32218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 741-5400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001	CDRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           At the Company’s 2026 Annual Meeting of Stockholders held on May 29, 2026 (the “Annual Meeting”), the terms of Gianmaria C. Delzanno and Deborah A. DeCotis as directors of Cadre Holdings, Inc. (the “Company”) expired. Mr. Delzanno and Ms. DeCotis were not nominated for re-election at the Annual Meeting. The decision not to nominate Mr. Delzanno and Ms. DeCotis was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)            Of the 42,797,451 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, 40,406,208 shares of common stock were present or represented by proxy and entitled to vote, representing approximately 94.41% of the shares of Common Stock entitled to vote at the Annual Meeting.

(b)           At the Annual Meeting, the Company’s stockholders: (i) elected each of the following five director nominees standing for election: Warren B. Kanders, William Quigley, Hamish Norton, Nicholas Sokolow, and Mary Kissel, and (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

The voting results for each proposal are set forth below:

Proposal 1 – To elect five directors to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Warren B. Kanders	37,829,555	537,871	2,038,782
William Quigley	34,485,644	3,881,782	2,038,782
Hamish Norton	27,441,282	10,926,144	2,038,782
Nicholas Sokolow	37,979,792	387,634	2,038,782
Mary Kissel	38,340,078	27,348	2,038,782

Proposal 2 – To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,030,528	220,138	155,542	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2026

CADRE HOLDINGS, INC.

By:	/s/ Blaine Browers
Name:	Blaine Browers
Title:	Chief Financial Officer